Proskauer Rose LLP Eleven Times Square New York, NY 10036-8299

August 21, 2017

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention: Mr. Edward P. Bartz

Re:	CPG Vintage Access Fund, LLC (File No. 811-23258)

Dear Mr. Bartz:

On behalf of CPG Vintage Access Fund, LLC (the "Fund"), transmitted for filing with the Securities and Exchange Commission (the "Commission") is Amendment No. 2 (the "Amendment") to the Fund's Registration Statement on Form N-2 (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Amendment is marked to show changes from Amendment No. 1 to the Registration Statement filed with the Commission on July 7, 2017 ("Amendment No. 1"). These changes consist of those made in response to comments of the staff (the "Staff") of the Commission relating to Amendment No. 1, provided to the undersigned telephonically on August 1, 2017, as well as completing incomplete portions of the Registration Statement and other disclosure changes.

Set forth below is a summary of the Staff's comments, and the Fund's responses thereto. Capitalized terms used herein and not otherwise defined are used with the meanings assigned to them in the Amendment.

Summary of Terms—Investment Restrictions

Comment 1. The Memorandum states, under the caption "Summary of Terms—Investment Restrictions," that the Fund may depart from its investment restrictions during the 12-month period following the Initial Closing, and that, for example, the Fund may invest the proceeds of the Initial Closing in a single Investment Fund.  Please clarify how long the Fund could be invested in only one Investment Fund.

Response 1. We have revised the disclosure under the caption "Summary of Terms—Investment Restrictions" as follows:

The Fund may depart from these investment restrictions during the 12-month period following the Initial Closing (as defined below). For example, ~~the Fund may invest the proceeds of the Initial Closing in a single~~ during the first year of the Fund's operations, more than 20% of the Fund's total capital commitments may, for a period of time, be committed to one Investment Fund.

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Securities and Exchange Commission

August 21, 2017

Comment 2. Please clarify whether there are any other circumstances (i.e., other than during the 12-month period following the Initial Closing and periods of adverse market, economic or political conditions, and periods of large cash inflows) during which the Fund may depart from its investment restrictions.  If so, please disclose the circumstances; if not, please revise the disclosure accordingly.

Response 2. We have revised the disclosure under the caption "Summary of Terms—Investment Restrictions," and made conforming changes throughout the Memorandum, as follows:

The Fund may depart from these investment restrictions during the 12-month period following the Initial Closing (as defined below). . . . In addition, ~~from time to time under certain circumstances, including during the 12-month period following the Initial Closing and~~ the Fund also may depart from these restrictions during periods of adverse market, economic or political conditions, ~~and~~ periods of large cash inflows~~,~~ and the wind-up of the Fund ~~may depart from these investment restrictions~~.

Summary of Fund Expenses

Comment 3. Please revise the fee table to calculate the Fund's Management Fee (and Distribution and Servicing Fee) as percentages of net assets.  If you believe it would be helpful, please clarify, by footnote, that certain fees are not calculated based on the Fund's net assets, and are expressed as such only for purposes of the fee table disclosure.

Response 3. As we discussed, we understand that the Staff is considering further the Fund's response to the comment, as initially provided in your letter to me dated June 22, 2017. We look forward to continuing to work with the Staff to resolve this matter.

Investment Program

Comment 4. Please disclose the fact that the Fund does not intend to participate in an affiliated co-investment program, which would require exemptive relief from Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.

Response 4. We have added the following disclosure under the caption "Investment Program":

The Fund does not intend to participate in private placement transactions alongside affiliated persons of the Fund that, in light of the facts and circumstances, require relief from Section 17(d) of the 1940 Act and Rule 17d-1 thereunder.

Types of Investments and Related Risk Factors—Investment Restrictions

Comment 5. Please revise the disclosure in the new paragraph under the caption "Types of Investments and Related Risk Factors—Investment Restrictions" to state, more concisely, that the Fund will consider the concentration of the Investment Funds when determining compliance with the Fund's concentration policy.

Securities and Exchange Commission

August 21, 2017

Response 5. We have deleted the paragraph-in-question, and revised the final fundamental investment restriction under the caption "Types of Investments and Related Risk Factors—Investment Restrictions" as follows:

Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation. For purposes of this investment restriction, the Investment Funds are not considered part of an industry. The Fund may invest in Investment Funds that may concentrate their assets in one or more industries. The Fund will consider the concentration of the Investment Funds in determining compliance with this policy.

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Should you have any questions or comments, please feel free to contact me at 212.969.3359 (bgreen@proskauer.com) or Lisa P. Goldstein of this office at 212.969.3381 (lgoldstein@proskauer.com).

Very truly yours,

/s/ Brad A. Green

Brad A. Green

cc:	Stuart H. Coleman Lisa P. Goldstein